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                                                                   Exhibit 10.31

                                   AMENDMENT NO. 3

                                          TO

                 AMENDED AND RESTATED ACCOUNTS RECEIVABLE MANAGEMENT
                                AND SECURITY AGREEMENT


    THIS AMENDMENT NO. 3 ("Amendment") is entered into as of May ___, 1997, by and among TMP Worldwide Inc., f/k/a Telephone Marketing Programs Incorporated, a Delaware corporation ("Borrower"), BNY Financial Corporation, as Agent and as Lender (as each term is hereinafter defined) and other Lenders listed on the signature page hereof.

                                      BACKGROUND

    Pursuant to an Amended and Restated Accounts Receivable Management and Security Agreement dated as of June 27, 1996 (as the same has been or will be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among TMP Worldwide Inc., the predecessor-in-interest to Borrower, BNY Financial Corporation ("BNY"), each of the other financial institutions named therein, which are now or which hereafter become parties thereto (BNY and such other financial institutions, collectively, "Lenders") and BNY as agent for Lenders (BNY in such capacity, "Agent"), Agent and Lenders agreed to provide Borrower with certain financial accommodations.

    Borrower has requested that Agent and Lenders amend certain provisions of the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

    NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

    2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

    (a)  Section 1(A) of the Loan Agreement is hereby amended as follows:

         (i) The following defined terms are hereby amended in their entirety to provide as follows:

    "Applicable Margin" means, with respect to Alternate Base Rate Loans and LIBO Rate Loans the percentages which, when added to or subtracted from the Alternate

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    Base Rate or the LIBO Floating Rate, as the case may be, comprise the
    Contract Rate.

    "Commitment Percentage" of any Lender shall mean the percentage set forth below such Lender's name on the signature page to the Loan Agreement, as the same may be adjusted in accordance with Section 15 hereof, PROVIDED, THAT, immediately prior to the making by Lenders of a Special Advance and until the payment in full of the then aggregate outstanding principal balance of Special Advances together with accrued and unpaid interest, fees, charges and commissions thereon, the Commitment Percentages of the Lenders shall be deemed to be the percentage set forth below such Lender's name on the signature page of Amendment No. 3, as the same may be adjusted in accordance with Section 15 hereof."

    "Conforming Equity Event" shall mean the occurrence of an Equity Event pursuant to which Borrower receives cash proceeds of $60,000,000 or more. For purposes herein, a Conforming Equity Event shall be deemed to have occured on or about December 13, 1996 (the "December Equity Event") pursuant to which Borrower received cash proceeds of approximately $53,999,252. All references to and provisions concerning "Conforming Equity Event" herein shall be deemed to include and apply to the December Equity Event as if it were a "Conforming Equity Event" with proceeds of $60,000,000.

    "Contract Rate" means an interest rate per annum equal to (i) the sum of the Alternate Base Rate plus the Applicable Margin with respect to Alternate Base Rate Loans or (ii) the sum of LIBO Floating Rate plus the Applicable Margin with respect to LIBO Rate Loans, as applicable.

    "Maximum Loan Amount" means the sum of (a) $100,000,000 less the outstanding amount of loans and advances made by BNY/Cafco Financial Corporation to Borrower's Canadian Subsidiaries PLUS (b) the Special Advance Limit (if in effect).

         (ii) The following defined terms are hereby inserted in their appropriate alphabetical order:

    "Amendment No. 3" shall mean the Amendment No. 3 to Amended and Restated Accounts Receivable Management and Security Agreement dated as of May ___, 1997.

    "Base Amount" shall have the meaning set forth in Section 2(b).

    "Special Advances" shall have the meaning set forth in Section 2(b).


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    "Special Advance Limit" means $10,000,000; provided that (i) upon ten (10)
    days notice ("Special Advance Reduction Notice") to Borrower from Agent or
    (ii) immediately upon an Event of Default, Agent may in its sole and absolute discretion reduce the Special Advance Limit to $0.

    (b) Section 2(b) of the Loan Agreement is hereby amended by adding the following language at the end thereof:

         "The lesser of 2(b)(x) and 2(b)(y) shall be referred to as the "Base Amount".

         Notwithstanding anything to the contrary contained herein, upon notice to Agent, Borrower may from time to time request Lenders to, and Required Lenders may in their sole and absolute discretion, cause Lenders to make advances to Borrower in excess of the Formula Amount; provided, however, that (1) the aggregate amount of such discretionary advances ("Special Advances") shall not at any time exceed the Special Advance Limit and (2) after giving effect thereto, the aggregate amount of all Loans made by Lenders to Borrower does not exceed the Maximum Loan Amount.

         The outstanding principal balance of Special Advances shall be due and payable in full (i) within ten (10) days following the giving of the Special Advance Reduction Notice or (ii) immediately upon the occurrence of an Event of Default. Special Advances shall be secured by the Collateral on an equal basis with all other Obligations of Borrower hereunder. For purposes of determining the interest, fees or commissions payable thereon, Special Advances shall be deemed to be Revolving Credit Advances and shall bear interest at the applicable Contract Rate.

         Without limiting the generality of the foregoing, at any time and from time to time in the event (a) any Special Advances are outstanding and (b) the Base Amount exceeds the aggregate of all then outstanding Loans (excluding the Special Advances), Borrower will be deemed to have requested a Revolving Credit Advance in an amount equal to the lesser of (i) the then outstanding principal balance of the Special Advances and (ii) the amount by which the Base Amount exceeds such outstanding Loans."

    (c) The second sentence of Section 2(c) of the Loan Agreement is hereby amended in its entirety to provide as follows:

    The term "Permitted Overadvances" means (i) involuntary overadvances that may result from time to time due to the fact that any borrowing formulas set forth in this Agreement were unintentionally exceeded (whether at the time of any Loan or at the time of the issuance of any


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    Letter of Credit or otherwise) for any reason (other than the Agent's gross negligence or willful misconduct), including Collateral believed to be eligible in fact being or becoming ineligible or the return of uncollected checks or other items applied to the reduction of the Loans or other Obligations, as well as overadvances made by the Agent without Lenders' consent for up to two weeks after discovering the unintentional overadvance, provided that the Agent does not during that period voluntarily increase the amount by which the borrowing formulas had been exceeded as of the start of that period, and (ii) (X) voluntary overadvances made by the Agent in its sole discretion which shall not cause the Obligations to exceed the borrowing formulas by the LESSER of: (1) (a) 10% or (b) 20% (during any month in which there are Special Advances outstanding), of the amount permitted to be borrowed under Section 2(b) or
    (2) (a) $8,000,000 or (b) $18,000,000 (during any month in which there any Special Advances outstanding), at any one time outstanding, and (Y) voluntary overadvances made by BNY in its sole discretion ("BNY Overadvances") which shall (1) be designated by BNY as a BNY Overadvance,
    (2) be due and payable to BNY on demand (subject to the last sentence of this Section (c)), (3) not exceed $5,000,000 at any time outstanding, (4) be secured by the Collateral on a basis junior to all other Obligations of Borrower hereunder and (5) not result in the then aggregate Revolving
    Credit Advances outstanding exceeding the Maximum Amount.

    (d) Section 3(a) of the Loan Agreement is hereby amended by inserting the words "the provisions of the last three paragraphs of Section 2(b) and" in the first line immediately after the words "Subject to."

    (e) Section 3(b) of the Loan Agreement is hereby amended by inserting the following proviso at the end of the first sentence thereof:

    "; provided that, notwithstanding anything to the contrary contained herein (but subject to Section 19(a) hereof), in the event a Special Advance Reduction Notice is given by Agent to Borrower, any payments (including any prepayments) made by Borrower with respect to the outstanding Loans shall first be applied to the reduction of any outstanding principal balance of the Special Advances which amounts shall be payable to Agent until such time as the outstanding principal balance of the Special Advances is reduced to $0."

    (f) A new Section 4(b) is hereby added to the Loan Agreement to provide as follows:

    "(b) Upon and after receipt of a Special Advance Reduction Notice, Borrower shall not request Agent or any Lender to, and no Lender shall be obligated to,


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    make additional Revolving Credit Advances to the extent after giving effect thereto, the aggregate amount of all Loans shall exceed the lesser of (a) the Maximum Loan Amount (excluding the Special Advance Limit) or (b) the Formula Amount."

    (g) Section 5(a)(vi) of the Loan Agreement is hereby amended in its entirety to provide as follows:

    "(vi) The Applicable Margin shall be (a) minus one percent (-1.0%) with respect to Alternate Base Rate Loans and (b) one and one half percent (1.5%) with respect to LIBO Rate Loans."

    (h) The first sentence of Section 5(b)(i) of the Loan Agreement is hereby amended in its entirety to provide as follows:

    "In the event the average closing daily unpaid balances of all Revolving Credit Advances (which, for these purposes shall include the aggregate face amount of all outstanding Letters of Credit) hereunder during any calendar month is less than (a) $100,000,000 for any month in which there are no Special Advances outstanding or (b) $110,000,000 during any month in which there are any Special Advances outstanding, Borrower shall pay to Agent a fee at a rate per annum equal to one-quarter of one percent (.25%) of the amount by which $100,000,000 or $110,000,000, as applicable, exceeds such average daily unpaid balance."

    (i) Section 12(s) of the Loan Agreement is hereby amended in its entirety to read as follows:

    "(s) it will not permit the ratio of the earnings of Borrower on a Consolidated Basis before interest, taxes, depreciation, amortization and business non-compete expenses to total interest expense (cash and accrued interest) of Borrower on a Consolidated Basis or such ratio as calculated solely with respect to Domestic Persons to be less than (i) 2.0 to 1.0 for each fiscal quarter through and including the fiscal quarter ending December 31, 1997 and (ii) 2.5 to 1.0 for each fiscal quarter thereafter;"

    (j) Section 18(a) of the Loan Agreement is hereby amended in its entirety to provide as follows:

    "(a) failure to make payment of any of the Obligations, when due when required hereunder, including but not limited to repayment of any Special Advances upon receipt of the Special Advance Reduction Notice or immediately upon an Event of Default;"

    (k) Section 19(a) of the Loan Agreement is hereby amended by inserting the following proviso after the term "Obligations" on the third to the last line thereof:


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    "; provided that all payments, other than payments with respect to the repayment of BNY Overadvances made in accordance with Section 2(c) hereof, but including payments with respect to the then outstanding Special Advances, shall be applied pro rata according to the respective Commitment Percentages of the Lenders".

    3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of May 1, 1997, provided that Agent shall have received four (4) copies of this Amendment by May 15, 1997, which Amendment shall be executed by Borrower and each Lender and consented and agreed to by Scheduled Affiliate and Guarantors listed on the signature page hereof along with such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

    4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as follows:

         (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

         (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

         (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

         (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

    5.   EFFECT ON THE LOAN AGREEMENT.

    (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

    (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

    (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in SECTION 3, operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan


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Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

    6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

    7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    8. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

    IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                   TMP WORLDWIDE INC.


                   By:
                      ---------------------------------
                   Name:
                        -------------------------------
                   Title:
                         ------------------------------

                   BNY FINANCIAL CORPORATION,
                   as Agent and as Lender


                   By:
                      ---------------------------------
                   Name:
                        -------------------------------
                   Title:
                         ------------------------------

                   Commitment Percentage: _____%


                   DEUTSCHE FINANCIAL SERVICES HOLDING
                   CORPORATION, as Lender


                   By:
                      ---------------------------------
                   Name:
                        -------------------------------
                   Title:
                         ------------------------------

                   Adjusted Commitment Percentage: ______%


                   BANK POLSKA KASA OPIEKI, S.A.,
                   as Lender

                   By:
                      ---------------------------------
                   Name:
                        -------------------------------
                   Title:
                         ------------------------------

                   Adjusted Commitment Percentage: ______%



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CONSENTED AND AGREED TO:

TMP Worldwide Ltd. (f/k/a              EPI Aviation, Inc.
National Directory Advertising
Programs Inc.) (Canada)

By:______________________              By:______________________
Its:_____________________              Its:_____________________


TMP Worldwide Recruitment Inc.         TMP Medical Listings, Inc.


By:______________________              By:______________________
Its:_____________________              Its:_____________________


Deutsch, Shea & Evans, Inc.            General Directory Advertising Services
                                       Inc.


By:______________________              By:______________________
Its:_____________________              Its:_____________________


MSI-Market Support International,      Chalam Advertising, Inc.
Inc.


By:______________________              By:______________________
Its:_____________________              Its:_____________________






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